UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 8, 2007
NABORS INDUSTRIES LTD.
(Exact name of registrant as specified in its charter)

Bermuda (State or Other Jurisdiction of Incorporation or Organization)	001-32657 (Commission File Number)	98-0363970 (I.R.S. Employer Identification No.)

Mintflower Place 8 Par-La-Ville Road Hamilton, HM08 Bermuda (Address of principal executive offices)	N/A (Zip Code)
(441) 292-1510
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.
     On August 8, 2007, Nabors US Finance LLC, Nabors Well Services Co. (inclusive of its Sea Mar Division), Sea Mar Management LLC (collectively, the “Selling Parties”), Hornbeck Offshore Services, Inc. (the “Purchaser”), and certain affiliates of the Purchaser consummated the transactions contemplated by the Asset Purchase Agreement entered into among the Selling Parties and the Purchaser on July 20, 2007, filed with the Securities and Exchange Commission as Exhibit 2.5 to the quarterly report on Form 10-Q of Nabors Industries Ltd. for the quarterly period ended June 30, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.
Date: August 10, 2007	By:	/s/ Daniel McLachlin
Daniel McLachlin
Vice President-Administration & Secretary